Deepwater Beachfront Small Cap ETF
Summary Prospectus	Ticker: DBSC
December 8, 2025
www.deepwatermgmt.com
Before you invest, you may want to review the Prospectus for the Deepwater Beachfront Small Cap ETF (the “Fund”), which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, each dated December 8, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund (including the Fund’s Statement of Additional Information) online at www.deepwatermgmt.com.
INVESTMENT OBJECTIVE
The Deepwater Beachfront Small Cap ETF (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) and/or Service Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.85%
1 Estimated for the current fiscal year.
EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$87	$271

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively-managed exchange-traded fund (“ETF”) that invests primarily in equity securities of small-cap companies listed on a U.S. exchange and selected by Deepwater Asset Management, LLC, the Fund’s investment adviser (“Deepwater” or the “Adviser”). Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies. The Fund defines “small-cap” companies as those with a total market capitalization that falls within the range of the Russell 2000® Index (the “Index”) at the time of purchase. As of October 31, 2025, the average weighted market capitalization represented by companies in the Index was approximately $4.879 billion. The Adviser expects to hold between 50-100 stocks in the Fund’s portfolio to balance diversification with opportunity for high-conviction security outperformance.
In selecting securities for the Fund, the Adviser considers stock selection across sectors and industries. The term “beachfront” in the Fund’s name represents the Adviser’s commitment to constructing a portfolio of companies that the Adviser believes are the highest-quality companies in their respective industries.
While attention is given to top-down analysis, the Adviser utilizes primarily a bottom-up approach to identify investment opportunities. In selecting securities for the Fund, the Adviser focuses on fundamental stock analysis, but layers on statistical, quantitative, and other research techniques to bolster the research process.
A proprietary quantitative screening is applied to build a custom universe that allows the team to focus its efforts. The screening process utilizes fundamental and statistical attributes such as revenue growth, average trading volume, margin expansion, and valuation, while also incorporating factor-screening methodology, to create an internal list of companies. Quantitative measures, including factor analysis with an emphasis on growth, momentum, and earnings per shares revisions, further direct internal research efforts and help refine a focus list of companies. These approaches help identify companies that the Adviser believes have strong growth prospects, a sustainable competitive advantage, participate in attractive industries and end-markets, and are run by high-quality management teams. The process also reveals valuation opportunities in the stocks of those companies. This multi-oriented approach allows for idiosyncratic stock picking at the stock-level, which the Adviser believes will translate to the goal of providing superior returns at the Fund’s portfolio-level.
When evaluating a security for sale, the Adviser incorporates the same multi-oriented approach in order to determine whether there has been a deterioration in the fundamentals of the company, an overvaluation of the stock by the broader market, or if the Adviser believes there is a stock with a better investment profile.
The Adviser has engaged Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”) as sub-adviser to trade portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, as instructed by the Adviser.

PRINCIPAL INVESTMENT RISKS
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:
•Small Company Risk. The Fund may be subject to greater volatility than funds that invest in large-cap companies. Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, and they may suffer significant losses. Small-cap companies may also be more difficult to value than large-cap companies.
•Equity Market Risk. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•General Market Risk; Recent Market Events Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels, trade tensions, tariff arrangements and wars in Europe and in the Middle East. Uncertainties regarding interest rate levels, political events, geopolitical conflicts, and the possibility of a national or global recession have also contributed to market volatility.
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
•Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
•Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Securities of small-cap companies may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.

•Sector Emphasis Risk. The Fund may, from time to time, be more heavily invested in particular sectors, and the value of its Shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors.
•Management Risk. As an actively managed fund, the performance of the Fund will depend on whether or not the Adviser is successful in pursuing the Fund’s investment strategies.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•New Adviser Risk. The Adviser has not previously served as an adviser to a registered investment company. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on the Nasdaq Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

•Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s or Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser and the Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
PERFORMANCE INFORMATION
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.deepwatermgmt.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
INVESTMENT ADVISER
Deepwater Asset Management, LLC serves as the investment adviser for the Fund.
SUB-ADVISER
Penserra Capital Management LLC serves as the sub-adviser for the Fund.
PORTFOLIO MANAGER
Joe Robillard is a managing partner at Deepwater, is responsible for the day-to-day portfolio management of the Fund and has served as a portfolio manager for the Fund since its inception in 2025.
PURCHASE AND SALE OF SHARES
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). When available, information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads will be available on the Fund’s website at www.deepwatermgmt.com.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your financial advisor to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your financial advisor or visit the Intermediary’s website for more information.